UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8‑K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2018
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OLD DOMINION FREIGHT LINE, INC.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation)	0-19582 (Commission File Number)	56-0751714 (I.R.S. Employer Identification No.)

500 Old Dominion Way
Thomasville, North Carolina 27360
(Address of principal executive offices)
(Zip Code)

(336) 889-5000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Old Dominion Freight Line, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 16, 2018. The following matters, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 16, 2018, were voted upon by the Company’s shareholders at the Annual Meeting. The final voting results are reported below.

Proposal 1 – Election of Eleven Directors
Each of the following individuals were elected by the shareholders to serve as directors for one-year terms and until their respective successors have been elected and qualified or until their death, resignation, removal or disqualification or until there is a decrease in the number of directors, and received the number of votes set opposite their respective names:

Nominee	For	Withheld	Broker Non-Votes
Sherry A. Aaholm	74,741,870	268,010	2,361,286
Earl E. Congdon	70,440,415	4,569,465	2,361,286
David S. Congdon	70,907,216	4,102,664	2,361,286
John R. Congdon, Jr.	68,545,679	6,464,201	2,361,286
Robert G. Culp, III	71,238,974	3,770,906	2,361,286
Bradley R. Gabosch	73,945,768	1,064,112	2,361,286
Greg C. Gantt	73,057,255	1,952,625	2,361,286
Patrick D. Hanley	74,229,508	780,372	2,361,286
John D. Kasarda	72,638,420	2,371,460	2,361,286
Leo H. Suggs	72,957,829	2,052,051	2,361,286
D. Michael Wray	73,130,489	1,879,391	2,361,286

Proposal 2 – Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers
The compensation of the Company’s named executive officers was approved, on an advisory basis, by the shareholders based on the following vote:

For	Against	Abstain	Broker Non-Votes
54,333,057	20,566,823	110,000	2,361,286

Proposal 3 – Ratification of the Appointment of our Independent Registered Public Accounting Firm
The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 was approved by the shareholders based on the following vote:

For	Against	Abstain
76,265,239	1,044,140	61,787

Item 8.01.    Other Events.
On May 17, 2018, the Company issued a press release announcing that its Board of Directors (the "Board") had declared a quarterly cash dividend of $0.13 per share of common stock, payable on June 20, 2018, to shareholders of record at the close of business on June 6, 2018.  The Company also announced a new authorization from the Board to repurchase up to $250 million of the Company’s outstanding shares of common stock. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.    Description

99.1	Press Release dated May 17, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD DOMINION FREIGHT LINE, INC.
By:	/s/ Kimberly S. Maready
Kimberly S. Maready Vice President - Accounting & Finance (Principal Accounting Officer)

Date:	May 17, 2018